UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
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January 12, 2009 (January 8, 2009)
Date of Report (Date of Earliest Event Reported)
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GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50723 (Commission File Number)	04-3638229 (I.R.S. Employer Identification No.)
One New York Plaza New York, New York (Address of principal executive offices)	10004 (Zip Code)

212-902-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of January 8, 2009, Kent A. Clark, who serves as a Managing Director of The Goldman Sachs Group, Inc. and the Chairman of the Investment Committee of Goldman Sachs Hedge Fund Strategies LLC (the “Managing Member”), will resume his role as Chief Investment Officer of the Managing Member. Mr. Clark’s biography was previously disclosed in Item 10 of Part III in Goldman Sachs Hedge Fund Partners, LLC’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2007. On January 8, 2009, Omar Asali and Peter Ort notified the Company that each would no longer serve as directors of the Managing Member and would resign from the Managing Member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date:  January 12, 2009

GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Registrant)

By:	Goldman Sachs Hedge Fund Strategies LLC
Managing Member

	By:	/s/ Jennifer Barbetta
Jennifer Barbetta
Managing Director and Chief Financial Officer